Exhibit 10.5.1
AMENDMENT NO. 1
          AMENDMENT NO. 1, dated as of May 24, 2007 (this “Amendment”), by and among INTERSTATE OPERATING COMPANY, LP, a Delaware limited partnership (the “Borrower”), LEHMAN COMMERCIAL PAPER INC. (the “Administrative Agent”), and the Lenders party hereto to the Credit Agreement (as defined below).
W I T N E S S E T H:
          WHEREAS, the Borrower, the Administrative Agent, Lehman Brothers Inc. as sole lead arrange and sole bookrunner, Société Générale, as syndication agent, Calyon New York Branch and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc. as co-documentation agents and the Lenders have entered into that certain Senior Secured Credit Agreement, dated as of March 9, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
          WHEREAS, the Borrower has requested, among other things, (i) an increase in the Commitments in order to finance the acquisition of the Westin Atlanta Airport Hotel (as defined below), (ii) a modification of certain financial covenant levels and (iii) an incremental term loan facility;
          WHEREAS, the additional term loan and revolving credit facilities provided by this Amendment shall be considered the same as the original term loan and revolving credit facilities provided by the Credit Agreement; and
          WHEREAS, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
          2. Amendments. Effective as of the Amendment No. 1 Effective Date (as defined in Section 3 of Amendment No. 1) and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
          (a) Section 1.01 (Definitions and Accounting) of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
          “Amendment No. 1” means the Amendment No. 1, dated as of May 24, 2007, by and among the Borrower, the Administrative Agent and the Lenders party thereto.”
          “Amendment No. 1 Effective Date” means the Amendment No. 1 Effective Date as defined in Amendment No. 1 to this Agreement.”
          “Applicable Margin Differential” has the meaning set forth in Section 2.17(b).”
          “Incremental Loan Extension Date” has the meaning set forth in Section 2.17(a).”
          “Incremental Term Advances” has the meaning set forth in Section 2.17(a).”
          “Initial Term Advance” means the term advance made by any Lender on the Effective Date.”

          “Second Term Advance” means the term advance made by any Lender on the Amendment No. 1 Effective Date.”
          “Westin Atlanta Airport Hotel” means Westin Atlanta Airport hotel located in Atlanta, Georgia.”
          (b) The following definitions in Section 1.01 (Definitions and Accounting) of the Credit Agreement are hereby amended and restated in their entirety as follows:
          “Revolving Commitment” means, for each Lender, the Revolving Commitment set forth for such Lender as its Revolving Commitment in the Register maintained by the Administrative Agent pursuant to Section 10.06(c). As of the Amendment No. 1 Effective Date, the aggregate amount of the Revolving Commitments under this Agreement is $85,000,000.”
          “Sliver Investments” shall mean debt and equity investments in partnerships, companies or limited liability companies (a) for which the Borrower’s direct or indirect ownership interest is less than 50% and (b) that own hospitality properties for which the Borrower or its wholly-owned subsidiary will have a Customary Property Agreement; provided, that, with respect to Investments of up to $15,000,000 in the aggregate, such Customary Property Agreement may be held by an entity which is not a wholly owned subsidiary of Borrower or of a Subsidiary of Borrower.”
          “Subsidiary” means, with respect to any Person, at any date, any other Person in whom such Person holds an Investment and whose financial results would be consolidated under GAAP with the financial results of such Person if such statements were prepared as of such date; provided, that, any entity in which Borrower or its Subsidiaries has invested pursuant to paragraph (d) of the definition of Permitted New Investments shall not be considered a Subsidiary, whether or not the entity is so consolidated so long as the Investment Amount therein shall not exceed $5,000,000 in the aggregate.”
          “Term Advance” means the combined Initial Term Advance and Second Term Advance.”
          “Term Commitment” means, for each Lender, the Term Commitment set forth for such Lender as its Term Commitment in the Register maintained by the Administrative Agent pursuant to Section 10.06(b); provided, however, that after the date of the Second Term Advance, the Term Commitment for such Lender shall be zero. As of the Amendment No. 1 Effective Date, the aggregate amount of the Term Commitments under this Agreement is $115,000,000.”
          (c) Section 2.07 (c)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
          “(iii) Term Advances. Commencing on July 1, 2007 and on each October 1, January 1, April 1 and July 1 thereafter, the Borrower shall repay the Term Advances by an amount equal to $287,500.”
          (d) Article II (THE ADVANCES AND LETTERS OF CREDIT) of the Credit Agreement is hereby amended by inserting the following:
     “Section 2.17. Incremental Loan Extensions.
          (a) The Borrower may from time to time (but no more than three times) after the Effective Date, request one or more new tranches of term loans (the “Incremental Term Advance”); provided, however, that (i) the aggregate amount of all Incremental Term Advance shall not exceed $75,000,000 and (ii) each Incremental Term Advance shall be in an amount not less than $20,000,000. Nothing in this Agreement shall be construed to obligate the Administrative Agent, the Arranger or any Lender to negotiate for (whether or not in good faith), solicit to or provide any Incremental Term Advance. The Administrative Agent shall promptly notify each Lender of each proposed Incremental Term Advance and of the proposed terms and conditions therefor agreed between the Borrower and the Administrative Agent. Each such Lender (and each of their Affiliates) may, in its sole discretion, commit to participate in such Incremental Term Advance by forwarding its commitment therefor to the

Administrative Agent in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall allocate, in its sole discretion but in amounts not to exceed for each such Lender the commitment received from such Lender or Affiliate, the Incremental Term Advance commitments to be made as part of such Incremental Term Advance, respectively, to the Lenders from which it has received such written commitments. Each Incremental Term Advance shall become effective on a date agreed by the Borrower and the Administrative Agent (each, an “Incremental Loan Extension Date”), which shall be in any case on or after the date of satisfaction of the conditions precedent set forth in Sections 3.02 and 3.03. The Administrative Agent shall notify the Lenders and the Borrower, on or before 1:00 p.m., New York City time, on the day following a Incremental Loan Extension Date of the effectiveness of an Incremental Term Advance and shall record in the Register all applicable additional information in respect of such Incremental Term Advance.
          (b) The Incremental Term Advance shall (i) not have a final maturity earlier than the Term Maturity Date, (ii) not have a weighted average life to maturity shorter than the remaining weighted average life to maturity of the Term Advance, (iii) if the Applicable Margin on such Incremental Term Advance exceeds by more than 25 basis points (the amount of such excess above 25 basis points being referred to as the “Applicable Margin Differential”) the Applicable Margin then in effect for any Term Advance, then the Applicable Margin then in effect for any Term Advance shall automatically be increased by the Applicable Margin Differential, effective upon the making of the Incremental Term Advance, (iv) share with the Term Advances, on a pro rata basis, any mandatory or optional prepayments made by the Borrower, (v) have the same Guaranty as, and be secured on a pari passu basis by the same Collateral securing, the Advances and (vi) have the same terms and conditions as the other Advances (except for any differences permitted hereby).
          (e) Article III (CONDITIONS OF LENDING) of the Credit Agreement is hereby amended by inserting the following:
     “Section 3.03. Conditions Precedent to Each Incremental Loan Extension. Each Incremental Term Advance shall not become effective prior to the satisfaction of all of the following conditions precedent:
          (a) The Administrative Agent shall have received on or prior to the Incremental Loan Extension Date each of the following, each dated as of such Incremental Loan Extension Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:
               (i) written commitments duly executed by existing Lenders (or their Affiliates) or new Lenders in an aggregate amount equal to the amount of the proposed Incremental Term Advance (not to exceed, in the aggregate, the maximum amount set forth in Section 2.17) and, in the case of each such new Lender, an assumption agreement in form and substance satisfactory to the Administrative Agent and duly executed by the Borrower, the Administrative Agent and such new Lender;
               (ii) an amendment to this Agreement, effective as of such Incremental Loan Extension Date and executed by the Borrower and the Administrative Agent, to the extent necessary to implement terms and conditions of such Incremental Term Advance as agreed by the Borrower and the Administrative Agent;
               (iii) certified copies of resolutions of the Board of Members (or equivalent governing body) of the Borrower and each Guarantor approving the consummation of such Incremental Term Advance and the execution, delivery and performance of the corresponding amendments to this Agreement and the other documents to be executed in connection therewith;
                    (1) a favorable opinion of counsel for the Borrower in form and substance reasonably satisfactory to the Administrative Agent; and
                    (2) such other documents as the Administrative Agent may reasonably request or as any Lender participating in such Incremental Term Loan may require as a condition to its commitment therein.

               (iv) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, certifying that on the Incremental Loan Extension Date and immediately after giving effect to the Incremental Term Advance, the Parent shall be in compliance with the financial covenants contained in Article VII, in each case determined on a pro forma basis after giving effect to such Incremental Term Advance, as of the last day of the most recently ended fiscal quarter of the Parent for which financial statements have been delivered to the Administrative Agent pursuant to Section 5.05, as applicable, in each case in form and substance and with supporting documentation reasonably satisfactory to the Administrative Agent.
               (v) There shall have been paid to the Administrative Agent, for the account of itself and the Lenders, as applicable, all fees and expenses (including reasonable fees and expenses of counsel) due and payable on or before such Incremental Loan Extension Date.
               (vi) The conditions precedent set forth in Section 3.02 shall have been satisfied both before and after giving effect to such Incremental Term Advance.
               (vii) Such Incremental Term Advance shall have been made on the terms and conditions set forth in Section 2.17.”
          (f) Section 7.01 (Debt Service Coverage Ratio) and Section 7.02 (Leverage Ratio) of the Credit Agreement are hereby amended and restated in their entity as follows:
     “Section 7.01. Debt Service Coverage Ratio.’ The Parent shall maintain at the end of each Rolling Period a Debt Service Coverage Ratio of not less than (i) 2.25 to 1.00 for the Rolling Period ending December 31, 2008 and (ii) 2.50 to 1.00 for each Rolling Period thereafter.”
     “Section 7.02. Leverage Ratio.’ The Parent shall not on any date permit the Leverage Ratio to exceed 5.75 to 1.00.”
          3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date (the “Amendment No. 1 Effective Date”) each of the following conditions precedent shall have been satisfied:
          (a) The Administrative Agent shall have received on or prior to the Amendment No. 1 Effective Date each of the following, each dated the Amendment No. 1 Effective Date unless otherwise indicated or agreed to by the Administrative Agent and in form and substance satisfactory to the Administrative Agent:
     (i) Lender Addendums in respect of the Amendment duly executed and delivered by each of the Borrower, the Administrative Agent and the Required Lenders under the Credit Agreement;
     (ii) the Borrower shall have acquired the Westin Atlanta Airport Hotel in accordance with the terms of the Credit Agreement;
     (iii) (A) a favorable written opinion of DeCampo, Diamond & Ash, special counsel for the Borrower, the Parent, and their Subsidiaries, in a form reasonably acceptable to the Administrative Agent and (B) such other legal opinions as the Administrative Agent may reasonably request;
     (iv) a certificate of the Secretary or an Assistant Secretary of the Parent on behalf of the Borrower certifying (A) the resolutions of the Board of Directors or the members of the Parent and such other Persons approving and authorizing the execution, delivery and performance of this Amendment and the other documents required hereunder to be executed and delivered and (B) that there have been no changes in the organizational documents of the Parent, the Borrower or any such other Persons previously delivered to the Administrative Agent on the Effective Date (or if there has been such a change, attaching a certified copy thereof); and

     (v) a certificate of the Parent’s chief financial officer as to the Solvency of the Parent and its Subsidiaries after giving effect to the transactions contemplated hereby.
          (b) There shall have been paid to the Administrative Agent, for the account of itself and the Lenders, as applicable, all fees and expenses (including reasonable fees and expenses of counsel) due and payable on or before the Amendment No. 1 Effective Date.
          4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:
          (a) (i) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and (iii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
          (b) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Credit Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
          5. Affirmative Covenant.
          (a) The Borrower hereby agrees that the Borrower shall deliver to the Administrative Agent all Security Documents, including a Mortgage, an Assignment of Lease and a Title Policy for the Westin Atlanta Airport Hotel, as are necessary for the Administrative Agent on behalf of the Lender to have an Acceptable Lien on the Westin Atlanta Airport Hotel as and when required by the Credit Agreement.
          (b) The Borrower hereby agrees that within thirty (30) days after the Amendment No. 1 Effective Date, the Borrower shall take all necessary actions to properly characterize, for off-site disposal by a licensed contractor in accordance with Environmental Law, the drums and containers of unknown materials identified and currently located at the Westin Atlanta Airport Hotel.
          6. Reaffirmation.
          (a) Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Credit Documents shall, on and after the Amendment No. 1 Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment.
          (b) Each Loan Party acknowledges and agrees that, after giving effect to this Amendment, the additional term loan and revolving credit facilities provided by this Amendment shall be subject to the same rights and obligations as the original term loan and revolving credit facilities provided by the Credit Agreement.
          (c) Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Credit Documents to which it is a party are reaffirmed, and remain in full force and effect.

          7. Lender Participation. Subject to the terms and conditions set forth in this Amendment, each Lender severally agrees to make a Second Term Advance to the Borrower on the Amendment No. 1 Effective Date, in an amount equal to the amount by which such Lender’s Term Commitment exceeds such Lender’s Initial Term Advance.
          8. Notes. The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing the additional Revolving Advance or Second Term Advance, as the case may be, of such Lender, with appropriate insertions as to date and principal amount; provided, that delivery of Notes shall not be a condition precedent to the occurrence of the Amendment No. 1 Effective Date or the making of Advances.
          9. Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose. This Amendment is a Credit Document.
          10. Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent relating to the Amendment.
          11. Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED, AND ANY DISPUTE BETWEEN THE BORROWER, THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY INDEMNITEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE PERFECTION OF THE LIENS OF THE ADMINISTRATIVE AGENT ON THE COLLATERAL AND THE EXERCISE OF REMEDIES AGAINST THE COLLATERAL SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE APPLICABLE JURISDICTION.
          12. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.
          13. Integration. This Amendment, together with the other Credit Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
          14. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
          15. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR

DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER:

INTERSTATE OPERATING COMPANY, LP,
a Delaware Limited partnership

By: Interstate Hotels & Resorts, Inc.,
its general partner

By:	/s/ Christopher L. Bennett
Name:	Christopher L. Bennett
Title:	Executive Vice President

LEHMAN COMMERCIAL PAPER INC., as a Lender and as Administrative Agent
By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Authorized Signatory

     IN WITNESS WHERE, the parties have acknowledged and agreed upon this Amendment as of the date first written above.

GUARANTORS:

INTERSTATE HOTELS & RESORTS, INC.
a Delaware corporation

By:	/s/ Christopher L. Bennett
Name:	Christopher L. Bennett
Title:	Executive Vice President

INTERSTATE HOTELS COMPANY
a Delaware corporation
INTERSTATE PARTNER CORPORATION
a Delaware corporation
INTERSTATE PROPERTY CORPORATION
a Delaware corporation
NORTHRIDGE HOLDINGS, INC.
a Delaware corporation
INTERSTATE MEMBER INC.
a Delaware corporation
CROSSROADS HOSPITALITY MANAGEMENT COMPANY
a Delaware corporation
INTERSTATE MANAGEMENT SERVICES, INC.
a Delaware corporation
SUNSTONE HOTEL PROPERTIES, INC.
a Colorado corporation

By:	/s/ Christopher L. Bennett
Name:	Christopher L. Bennett
Title:	Executive Vice President

INTERSTATE BATON ROUGE, LLC
a Delaware limited liability company
INTERSTATE TESORO, LLC
a Delaware limited liability company
INTERSTATE CLEVELAND, LLC
a Delaware limited liability company
INTERSTATE SAWGRASS, LLC
a Delaware limited liability company
INTERSTATE DURHAM, LLC
a Delaware limited liability company
IHR DEVELOPMENT GROUP, LLC
a Delaware limited liability company
INTERSTATE INVESTMENTS I, LLC
a Delaware limited liability company
INTERSTATE AIRPORT ATLANTA, LLC
a Delaware limited liability company

By:	Interstate Operating Company, LP, its Member

	By:	Interstate Hotels & Resorts, Inc., its general partner

	By:	/s/ Christopher L. Bennett
	Name:	Christopher L. Bennett
	Title:	Executive Vice President

INTERSTATE MANAGEMENT COMPANY, LLC
a Delaware limited liability company
CAPSTAR ST. LOUIS COMPANY, L.L.C.
a Delaware limited liability company
MERISTAR STORRS COMPANY, LLC
a Delaware limited liability company
INTERSTATE CROSS KEYS, LLC
a Delaware limited liability company
INTERSTATE HOTEL MANAGEMENT SYSTEM, LLC
a Delaware limited liability company

By:	Interstate Operating Company, LP, its Member

	By:	Interstate Hotels & Resorts, Inc., its general partner

	By:	/s/ Christopher L. Bennett
	Name:	Christopher L. Bennett
	Title:	Executive Vice President
INTERSTATE PROPERTY PARTNERSHIP, L.P.
a Delaware limited partnership

By:	Interstate Property Corporation, its general partner

By:	/s/ Christopher L. Bennett
Name:	Christopher L. Bennett
Title:	Executive Vice President
INTERSTATE MANCHESTER COMPANY, L.L.C.
a Delaware limited liability company

By:	Interstate Property Partnership, L.P., its member

	By:	Interstate Property Corporation, its general partner

	By:	/s/ Christopher L. Bennett
	Name:	Christopher L. Bennett
	Title:	Executive Vice President

INTERSTATE HOTELS, LLC
a Delaware limited liability company

By:	Northridge Holdings, Inc., its member

By:	/s/ Christopher L. Bennett
Name:	Christopher L. Bennett
Title:	Executive Vice President
CONTINENTAL DESIGN & SUPPLIES COMPANY, L.L.C.
a Delaware limited liability company
CROSSROADS HOSPITALITY COMPANY, L.L.C.
a Delaware limited liability company

By:	Interstate Hotels, LLC, its managing member

	By:	Northridge Holdings, Inc., its member

	By:	/s/ Christopher L. Bennett
	Name:	Christopher L. Bennett
	Title:	Executive Vice President
INTERSTATE HOLDINGS, INC.
a Delaware corporation

By:	/s/ Christopher L. Bennett
Name:	Christopher L. Bennett
Title:	Executive Vice President

NORTHRIDGE INSURANCE COMPANY
a corporation organized under the laws of the Cayman Islands

By:	/s/ Christopher L. Bennett
Name:	Christopher L. Bennett
Title: Director
MERISTAR MANAGEMENT (VANCOUVER-METROTOWN) LTD.
a British Columbia (Canada) corporation

By:	/s/ Christopher L. Bennett
Name:	Christopher L. Bennett
Title: Executive Vice President